                                                                    EXHIBIT 10.5



                          AGREEMENT AND PLAN OF MERGER


            AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of December 23, 1999, by and between City Bank ("Bank"), a bank incorporated under the laws of the State of Hawaii, and International Savings and Loan Association, Limited ("ISL"), a savings and loan association incorporated under the laws of the State of Hawaii.

            WHEREAS, CB Bancshares, Inc., which is sole stockholder of Bank and ISL, has, through its board of directors, approved the merger of ISL into Bank (the "Merger") upon the terms and conditions set forth in this Agreement; and

            WHEREAS, the boards of directors of Bank and ISL deem it desirable and in the best interests of their respective corporations and shareholder that ISL merge into Bank, upon the terms and subject to the conditions set forth in this Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants, undertakings, representations and warranties contained herein, the parties agree as follows:

                                  I. THE MERGER

        1.01 THE MERGER. Subject to the terms and conditions of this Agreement:

            (a) ISL shall be merged with and into Bank in accordance with the laws of the State of Hawaii, with Bank being the resulting institution/surviving corporation (sometimes referred to hereinafter as the "Surviving Corporation"), and the separate existence of ISL shall cease. The Merger shall become effective as of the date and time specified on properly executed Articles of Merger, which shall be filed and recorded in the office of the State of Hawaii Director of Commerce and Consumer Affairs (the "Director") as soon as possible after the closing of the transactions contemplated by this Agreement; provided, that, in accordance with Section 412:3-609(b) of the Hawaii Revised Statutes (the "Hawaii Code"), the Director shall not file the Articles of Merger until the plan of merger shall have been approved by the State of Hawaii Commissioner of Financial Institutions in writing. When used in this Agreement, the term "Effective Time" shall mean the date and time indicated on the Articles of Merger which will be filed and recorded in the office of the Director.

            (b) The Surviving Corporation shall by operation of law possess all of the rights, privileges, immunities and franchises of ISL pursuant to Sections 412:3-610 and 415-76 of the Hawaii Code, and shall by operation of law be responsible and liable for all the liabilities and obligations of ISL in accordance with such laws.



                                       1.

            (c) The Articles of Incorporation of Bank in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until thereafter amended in accordance with law.

            (d) The By-Laws of Bank in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation, until thereafter amended in accordance with law.

        1.02 CAPITAL STOCK OF THE SURVIVING CORPORATION. Each share of Common Stock of Bank ("Bank Common Stock") issued and outstanding immediately prior to the Effective Time shall not be affected by virtue of the Merger but shall continue immediately after the Effective Time to constitute one share of Bank Common Stock.

        1.03 CANCELLATION OF SHARES OF ISL STOCK. As of the Effective Time, by virtue of the Merger without any action on the part of the holders thereof, each share of Common Stock of ISL that is issued and outstanding immediately prior to the Effective Time, shall thereupon and without any further action be canceled and retired and cease to exist.

        1.04 BOARD OF DIRECTORS AND OFFICERS. Prior to the Effective Time, the parties shall mutually agree upon the directors and officers of the Surviving Corporation. Such directors and officers shall hold office in accordance with the Surviving Corporation's By-Laws and applicable law.

        1.05 EFFECT OF THE MERGER. At the Effective Date, in accordance with Sections 412:3-610 and 415-76 of the Hawaii Code, Bank as Surviving Corporation shall succeed to, without other transfer, act or deed of any person, and shall possess and enjoy all the rights, privileges, immunities, powers and franchises both of a public and private nature, and be subject to all the restrictions, disabilities and duties of each of ISL and Bank, and all property, real, personal and mixed, including patents, trademarks, trade names, and all debts due to either of the parties hereto on whatever account, for all other things in action or all other rights belonging to either corporation hereto, shall be vested in Bank as the Surviving Corporation; and all said property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter as effectively the property of Bank as they were of ISL, and the title of any real estate vested by deed or otherwise in either of the corporations hereto shall not revert or be in any way impaired by reason of the Merger, provided, however, that all rights of creditors and all liens upon any property of either corporation hereto shall be preserved unimpaired and all debts, liabilities and dues of either corporation hereto shall thenceforth attach to Bank as the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted in the first instance by Bank.



                                       2.

                II. CONDITIONS, TERMINATION, AMENDMENT AND WAIVER

        2.01 CONDITIONS. Consummation of the Merger and the transactions contemplated thereby shall be subject to receipt of all regulatory approvals required by law, including approval of the State of Hawaii Commissioner of Financial Institutions, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the Federal Reserve Bank of San Francisco, and expiration of all waiting periods imposed by law, regulation or order.

        2.02 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time:

            (a) By mutual consent of the Boards of Directors of the parties hereto; or

            (b) By either party hereto if any event shall have occurred which renders the condition set forth in Section 2.01 of this Agreement incapable of fulfillment.

        2.03 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 2.02 above, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or their respective officers, directors or shareholders.

        2.04 AMENDMENT. This Agreement may be amended by the parties hereto by action taken by their respective Boards of Directors at any time, by an instrument in writing signed on behalf of each of the parties hereto.

        2.05 WAIVER. Any term or provision of this Agreement (other than requirements for regulatory approvals) may be waived in writing at any time by the party which is entitled to the benefits thereof.

                             III. GENERAL PROVISIONS

        3.01 CLOSING. Unless this Agreement shall have been terminated and the Merger herein contemplated shall have been abandoned, a closing (the "Closing") will be held as soon as practicable after receipt of all regulatory approvals and expiration of all waiting periods, at a location to be agreed upon by the parties hereto. As soon as practicable after the Closing, the Articles of Merger will be filed for recording with the Director, subject to the provisions of
Section 1.01(a) above.

        3.02 BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                                       3.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed by its duly authorized officers, as of the date first above written.



                                       CITY BANK, a Hawaii state-chartered bank
                                                    ("Bank")

                                       By:  /s/ Ronald K. Migita
                                          -----------------------------------------------
                                            Name: Ronald K. Migita
                                                 ----------------------------------------
                                            Its:  Vice Chairman, President and
                                                 ----------------------------------------
Attest:                                           Chief Executive Officer
                                                 ----------------------------------------

  /s/ James H. Kamo
-------------------------------
James H. Kamo, Secretary


                                       INTERNATIONAL SAVINGS AND LOAN
                                       ASSOCIATION, LIMITED, a Hawaii state-
                                       chartered savings and loan
                                                      ("ISL")

                                       By:  /s/ Richard C. Lim
                                          -----------------------------------------------
                                            Name: Richard C. Lim
                                                 ----------------------------------------
                                            Its:  President and Chief Operating
                                                 ----------------------------------------
Attest:                                           Officer
                                                 ----------------------------------------


/s/ James H. Kamo
-------------------------------
James H. Kamo, Secretary

Approved as to form and content:

CB BANCSHARES, INC., the sole
stockholder of City Bank and
International Savings and Loan
Association, Limited



By:  /s/ Ronald K. Migita
     --------------------------------------
     Ronald K. Migita
     President and Chief Executive Officer

                                       4